EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 13, 2017, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC (“Jefferies”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agent, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as the same may be amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, pursuant to and in accordance with Section 9.02 of the Existing Credit Agreement, the Borrowers have requested that the Lenders amend, and the Lenders (including the Replacement Lenders (as defined below)) party hereto (collectively, the “Third Amendment Consenting Lenders”) have agreed to so amend, the Existing Credit Agreement in the manner set forth in Section 2 hereof to, among other things, reduce the interest rate applicable to the Term Loans;
WHEREAS, the Agent and the Third Amendment Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment; and
WHEREAS, the Third Amendment Consenting Lenders shall constitute the Required Lenders and, after giving effect to the operation of Section 9.02(e) of the Existing Credit Agreement, the Third Amendment Consenting Lenders shall constitute all Term Loan Lenders.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).
2.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Loan Parties, the Third Amendment Consenting Lenders and the Agent hereby agree as follows:
a)Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term in correct alphabetical order:
“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of December 13, 2017, by and among the Borrowers, Holdings, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Third Amendment Date” shall mean the “Third Amendment Date” as defined in the Third Amendment.
b)Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following defined term to read in its entirety as follows:
“Applicable Rate” means (a) for any day from the Effective Date through the date immediately preceding the First Amendment Date, (i) with respect to any Eurodollar Loan, 4.75% per annum or (ii) with respect to any ABR Loan, 3.75% per annum, (b) for any day from the First Amendment Date through the day that immediately precedes the Closing Date Leverage Restoration Date, (i) with respect to any Eurodollar Loan, 5.75% per annum or (ii) with respect to any ABR Loan, 4.75% per annum, (c) for any day from the Closing Date Leverage Restoration Date through the day that immediately precedes the Third Amendment Date, (i) with respect to any Eurodollar Loan, 4.75% per annum or (ii) with respect to any ABR Loan, 3.75% per annum, and (d) from and after the Third Amendment Date, (i) with respect to any Eurodollar Loan, 4.00% per annum or (ii) with respect to any ABR Loan, 3.00% per annum.
c)Section 2.12(e) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “first anniversary of the Effective Date” with the following text: “six-month anniversary of the Third Amendment Date”.
d)Section 9.01(a)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(i)    if to any Loan Party, to the Borrower Representative at:
The Chefs’ Warehouse, Inc.
100 East Ridge Road
Ridgefield, CT 06877
Attention: Alexandros Aldous
Telephone: (203) 894-1345, Ext. 10211
Facsimile: (203) 894-9108
With a copy to:
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attention: Gus Atiyah
Telephone: (212) 848-5227
Facsimile: (646) 848-5227
e)Section 9.02(e) of the Existing Credit Agreement is hereby amended by deleting clause (i) of the proviso included therein in its entirety and replacing it with the following:
(i) another bank or other entity which is reasonably satisfactory to the Borrowers and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption (or such other documentation reasonably acceptable to the Borrowers and the Administrative Agent) and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04 (provided that so long as the other requirements of this Section 9.02(e) are satisfied, the failure of any Non-Consenting Lender to execute an Assignment and Assumption (or such other documentation reasonably acceptable to the Borrowers and the Administrative Agent) shall not render such assignment and assumption invalid and the assignment effected thereby shall be in full force and effect and shall be recorded in the Register), and
f)Section 9.04(b)(ii)(C) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (unless otherwise provided in Section 9.02(e) with respect to the replacement of a Non-Consenting Lender), together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive or reduce such processing fee in the case of any assignment; and
3.Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:
a)each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Third Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;
b)the transactions contemplated by this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;
c)this Amendment has been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
d)the transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents, or subject to the Intercreditor Agreement, the ABL Loan Documents; and
e)as of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.Additional Agreements. Each Person that executes and delivers a signature page to this Amendment in the capacity of a Replacement Lender irrevocably consents to the terms of this Amendment and the Amended Credit Agreement.
5.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which all such conditions are so satisfied is referred to herein as the “Third Amendment Date”):
a)the Agent shall have received a certificate, dated the Third Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the Third Amendment Date, (i) that the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (ii) that as of the Third Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Existing Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;
b)Holdings and the Borrowers shall have paid to the Agent all fees, costs and expenses due and payable under this Amendment (including under Section 10 hereof) and under that certain Engagement Letter, dated as of December 7, 2017, by and between Jefferies and Holdings;
c)the Borrowers shall have paid to the Agent, for distribution to each Lender, all accrued but unpaid interest on the outstanding Term Loans that has accrued through but excluding the Third Amendment Date (as calculated in accordance with the Existing Credit Agreement);
d)the Agent shall have received counterparts of this Amendment duly executed by (i) Holdings, the Borrowers, each other Loan Party and the Administrative Agent, (ii) Lenders constituting the Required Lenders (without giving effect to the Non-Consenting Lender Replacement (as defined below)) and (iii) each Lender (after giving effect to the Non-Consenting Lender Replacement), including each Replacement Lender;
e)the Agent and each Third Amendment Consenting Lender shall have received, at least two Business Days prior to the Third Amendment Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering laws, including, without limitation, the Act, to the extent requested at least four Business Days prior to the Third Amendment Date; and
f)the Agent shall have received a certificate (in form reasonably satisfactory to the Agent) with respect to each Loan Party signed by the secretary or other Authorized Officer of such Loan Party and attaching and certifying to the accuracy of (i) the articles or certificate of organization or formation (or any comparable charter documents) of such Loan Party, (ii) the bylaws, operating agreements or other governing documents of such Loan Party, (iii) resolutions or consents of the governing bodies of such Loan Party, (iv) incumbencies evidencing the identity, authority and capacity of each Authorized Officer of such Loan Party authorized to act in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party upon the Third Amendment Date and (v) a certificate of good standing (or comparable certificate) with respect to such Loan Party issued by the secretary of state (or comparable government authority) of the jurisdiction of organization of such Loan Party.
6.Lender Consents. If any Lender under the Existing Credit Agreement has failed to consent to this Amendment prior to 3:00 p.m. (New York City time) on December 12, 2017 (each such non-consenting Lender, a “Non-Consenting Lender”), and Lenders constituting the Required Lenders have so consented, then the Borrowers shall exercise their rights, effective as of the Third Amendment Date, to replace (such act of replacement, the “Non-Consenting Lender Replacement”) each such Non-Consenting Lender in accordance with Section 9.02(e) of the Existing Credit Agreement, and each such Non-Consenting Lender, upon receipt of an amount equal to the sum of (i) the principal amount of the outstanding Term Loans of such Non-Consenting Lender immediately prior to the effectiveness of this Amendment (but, for the avoidance of doubt, without any prepayment premium thereon), (ii) all interest, fees and other amounts accrued but unpaid to such Non-Consenting Lender by the Borrowers under the Existing Credit Agreement to and including the Third Amendment Date, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17 of the Existing Credit Agreement, and (iii) an amount, if any, equal to the payment which would have been due to such Non-Consenting Lender on the Third Amendment Date under Section 2.16 of the Existing Credit Agreement had the Loans of such Non-Consenting Lender been prepaid on the Third Amendment Date rather than sold to the replacement Lender, shall be deemed to have assigned all of its rights and obligations under the Existing Credit Agreement to one or more assignee Lenders (each of whom shall have consented to this Amendment by delivering a signature page hereto prior to 3:00 p.m. (New York City time) on December 12, 2017 (each such assignee Lender, to the extent of such assigned interest, a “Replacement Lender”)). Each Lender party hereto hereby waives any requirement of the Borrowers to deliver any notice to Administrative Agent and/or any Lender in connection with any assignment contemplated herein pursuant to Section 9.02(e) of the Existing Credit Agreement.
7.GOVERNING LAW AND WAIVER OF JURY TRIAL.
(a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5‑1401 and 5-1402 of the New York General Obligations Law).
(b)     To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.
(c)     Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)     Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
(e)     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
8.Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Third Amendment Date. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
9.Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.
a)On and after the Third Amendment Date, (x) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
b)Except as specifically amended by this Amendment, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
c)The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Amended Credit Agreement or any of the other Loan Documents.
d)Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Amended Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” (as such term is defined in the Amended Credit Agreement) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Existing Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agent or any Lender at variance with the Existing Credit Agreement such as to require further notice by the Agent or any Lender to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties and the Third Amendment Consenting Lenders contemplated by this Amendment. No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or otherwise with respect to the Existing Credit Agreement or any other Loan Document, or to constitute a mutual departure from the strict terms, provisions and conditions of the Existing Credit Agreement or any other Loan Document other than with respect to the amendments set forth in Section 2 hereof, or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
e)Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment.
f)Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Amended Credit Agreement.
g)The parties hereto acknowledge and agree that, for all purposes under the Amended Credit Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement.
10.Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all attorney costs.
11.Severability. Any provision of any this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
12.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
13.Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS’ WAREHOUSE PARENT, LLC,
as a Borrower

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

DAIRYLAND USA CORPORATION,
as a Borrower

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary
ALLEN BROTHERS 1893, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

BEL CANTO FOODS, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

CHEFS’ WAREHOUSE TRANSPORTATION, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

CW LV REAL ESTATE LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

DEL MONTE CAPITOL MEAT COMPANY, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

FELLS POINT, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

FELLS POINT HOLDINGS, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

MICHAEL’S FINER MEATS HOLDINGS, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

MICHAEL’S FINER MEATS, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

QZ ACQUISITION (USA), INC.

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

QZINA SPECIALTY FOODS, INC.

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

QZINA SPECIALTY FOODS, INC.

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

THE CHEFS’ WAREHOUSE, INC.

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

THE GREAT STEAKHOUSE STEAKS, LLC

By     /s/ Alexandros Aldous
    Name:    Alexandros Aldous
    Title:    General Counsel and Corporate
Secretary

JEFFERIES FINANCE LLC,
as Administrative Agent and as Collateral Agent

By     /s/ J. Paul McDonnell
    Name:    J. Paul McDonnell
    Title:    Managing Director

US-DOCS\94603815.7